EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Red Giant Entertainment, Inc., a Nevada corporation (the "Company") on Form 10-Q for the quarter ended May 31, 2013 as filed with the Securities and Exchange Commission (the "Report"), I, Benny Powell, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented.


/s/ Benny Powell
------------------------------------
Benny Powell
Chief Executive Officer,
Principal Executive Officer,
Chief Financial Officer,
Principal Financial Officer

July 15, 2013

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.